EXHIBIT 99.1

Credit Score       Loan Count     total Balance   Pct. Of Pool    wa Original LTV    % LTV above 80    % LTV above 90    % Full Doc
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FICO below 600            521    $82,071,941.57         100.00%             79.68%            47.60%             4.57%        62.86%
FICO below 580            385    $56,821,946.08         100.00%             79.35%            51.00%             0.81%        72.32%
FICO below 560            273    $40,089,726.17         100.00%             78.75%            48.57%             0.17%        77.57%


Credit Score     % Owner Occupied      WAC   % below 100K    % above 500K       %IO    wa DTI   %DTI > 45    %LTV > 80    %LTV > 90
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FICO below 600              95.45%   7.678          15.41%           0.00%     1.33%   41.515       35.97%       47.60%        4.57%
FICO below 580              96.89%   7.797          17.72%           0.00%     0.84%   41.249       33.39%       51.00%        0.81%
FICO below 560              98.03%   7.767          16.70%           0.00%     1.18%   40.902       33.99%       48.57%        0.17%




LTV                Loan Count     total Balance   Pct. Of Pool    wa Original LTV      % FICO < 600      % FICO < 575    % Full Doc
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LTV above 85              604   $107,672,397.63         100.00%             92.92%            13.86%             8.31%        58.76%
LTV above 90              261    $42,654,820.23         100.00%             98.13%             8.79%             0.77%        87.96%
LTV above 95              185    $28,523,097.01         100.00%             99.88%             7.50%             0.24%        92.68%


LTV              % Owner Occupied      WAC   % below 100K    % above 500K       %IO    wa DTI   %DTI > 45    %LTV > 80    %LTV > 90
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LTV above 85                91.21%   7.232          10.24%           0.00%    19.65%   42.394       37.47%      100.00%       39.62%
LTV above 90                97.39%   7.138          12.29%           0.00%    24.70%   42.721       48.10%      100.00%      100.00%
LTV above 95               100.00%   7.161          16.15%           0.00%    22.58%   43.097       51.83%      100.00%      100.00%




DTI                     count     total Balance   Pct. Of Pool    wa Original LTV      % FICO < 600      % FICO < 575    % Full Doc
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DTI > 40                 2046   $373,487,655.28         100.00%             80.38%            14.46%             8.33%        29.26%
DTI > 45                  813   $148,983,532.26         100.00%             81.62%            19.81%            11.88%        53.30%
DTI > 50                   66    $10,810,599.71         100.00%             76.75%            38.11%            22.44%        92.91%


DTI              % Owner Occupied      WAC   % below 100K    % above 500K       %IO    wa DTI   %DTI > 45    %LTV > 80    %LTV > 90
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DTI > 40                    93.81%   7.066           8.61%           0.58%    21.17%   45.305       39.89%       32.79%        8.07%
DTI > 45                    91.86%    6.98           8.85%           0.00%    24.09%   48.426      100.00%       40.51%       13.77%
DTI > 50                    88.53%   7.044          16.70%           0.00%    14.42%   53.213      100.00%       45.32%       18.77%




                        count     total Balance   Pct. Of Pool    wa Original LTV      % FICO < 600      % FICO < 575    % Full Doc
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Non Owner Occupied        228    $36,390,614.62         100.00%             80.41%            10.26%             4.44%        55.90%
Stated Docs              1709   $306,277,434.51         100.00%             78.65%             7.61%             3.08%         0.00%
below 100K               2110   $449,413,788.98         100.00%             81.50%            15.45%             9.36%        29.11%
IO Loans                  387   $100,032,209.86         100.00%             82.66%             1.09%             0.47%        38.79%


                        % Owner Occupied      WAC   % below 100K    % above 500K       %IO    wa DTI   %DTI > 45    %LTV > 80
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Non Owner Occupied                  0.00%   7.214          14.92%           0.00%     5.59%   39.993       33.31%       49.28%
Stated Docs                        96.36%   7.156           8.28%           0.70%    15.39%    42.24       16.84%       21.64%
below 100K                         93.11%   6.984           0.00%           0.48%    22.14%   42.446       30.22%       34.13%
IO Loans                           97.97%   6.465           0.52%           1.04%   100.00%   43.181       35.88%       27.48%


                         %LTV > 90
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Non Owner Occupied            3.06%
Stated Docs                   0.70%
below 100K                    8.33%
IO Loans                     10.53%




AGE      Loan Count     total Balance   Pct. Of Pool      WAC   RTERM   wa Original LTV    wa FICO
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2             1,211   $212,508,622.04          42.26%   7.184     353             79.80%       656
3             1,245    225,606,204.09          44.86    6.952     353             80.39        661
4               311     43,535,404.60           8.66    7.113     339             80.55        652
5                68      9,486,769.53           1.89    7.297     339              79.3        625
6                51      5,537,567.94            1.1    7.776     344             84.24        636
7                25      4,288,929.03           0.85     7.56     348             86.04        646
8                 8      1,103,698.94           0.22    7.567     352             82.91        602
9                 4        394,832.77           0.08    7.165     351             79.62        687
11                3        406,278.17           0.08    7.456     349             84.71        650
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Total:        2,926   $502,868,307.11         100.00%   7.086     351             80.23%       657
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min: 2
max: 11
weighted avg: 2.791




Remaining IO Term   Loan Count     total Balance   Pct. Of Pool      WAC   RTERM   wa Original LTV    wa FICO
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0                        2,539   $402,792,786.89          80.10%   7.241     350             79.63%       650
55                           3        974,920.00           0.19    6.348     355             83.17        687
56                          23      5,915,582.98           1.18    6.356     356             92.51        647
57                         189     49,785,623.33            9.9    6.388     357             82.51        685
58                         172     43,399,393.91           8.63    6.573     358             81.46        689
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Total:                   2,926   $502,868,307.11         100.00%   7.086     351             80.23%       657
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GRADE               Loan Count     total Balance   Pct. Of Pool      WAC   RTERM   wa Original LTV    wa FICO
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A                          955   $161,379,691.69          32.09%    7.17     352             81.22%       636
A-                         257     40,747,253.18            8.1    7.721     353              81.5        585
A+                       1,477    267,886,343.69          53.27    6.848     350             79.81        693
B                          202     29,488,588.74           5.86    7.759     354             78.15        553
C                           35      3,366,429.81           0.67    8.506     350             69.66        541
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Total:                   2,926   $502,868,307.11         100.00%   7.086     351             80.23%       657
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CITY                Loan Count     total Balance   Pct. Of Pool      WAC   RTERM   wa Original LTV    wa FICO
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LAS VEGAS                   69    $13,045,582.88           2.59%   7.019     352             79.66%       675
MIAMI                       53      7,434,468.71           1.48    7.392     354             79.82        666
CHICAGO                     40      8,604,217.58           1.71    6.984     353             82.01        660
SAN DIEGO                   35      9,619,139.20           1.91    6.705     354             79.32        681
PHOENIX                     26      3,124,023.59           0.62    7.024     352             81.88        657
BROOKLYN                    23      6,284,042.64           1.25    6.791     357             76.71        653
FRESNO                      23      3,402,576.84           0.68    7.281     352             79.84        639
LOS ANGELES                 22      5,555,558.58            1.1    6.872     355             78.24        670
ORLANDO                     18      1,784,879.70           0.35    7.488     349              80.2        666
HOUSTON                     17      1,528,054.63            0.3    7.262     320             78.29        622
Other                    2,600    442,485,762.76          87.99    7.097     351             80.32        655
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Total:                   2,926   $502,868,307.11         100.00%   7.086     351             80.23%       657
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LTV gt 90   Loan Count    total Balance   Pct. Of Pool      WAC   % Stated     % IO    % non OO    % FICO < 600
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                   261   $42,654,820.23         100.00%   7.138       5.02%   75.30%       2.61%           8.79%
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Total:             261   $42,654,820.23         100.00%   7.138       5.02%   75.30%       2.61%           8.79%
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What is max LTv fo stated income and minimum FICO for stated income?
Max LTV for Stated Income Documentation:                                     100
Min Fico for Stated Income Documentation:                                    506
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What is min FICO for loans above 90% LTV
Min Fico for ltv greater than 90:                                            549
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